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                                                                    Exhibit 10.5





                                  July 19, 2002

Mr. Morris H. Wheeler
Chief Executive Officer
Cohesant Technologies Inc.
5845 West 82nd Street
Indianapolis, IN  46278

Dear Morris:

         This letter confirms that, pursuant to action of the Board of Directors on June 27, 2002, your Base Salary (as defined in the Employment and Confidentiality Agreement Dated December 1, 2001) was increased to $130,000 per annum, effective June 1, 2002. The increase is reflective of the additional commitment you are spending for the Corporation from the time initially contemplated.

                                            Very truly yours,

                                            /s/ Dwight D. Goodman
                                            -------------------------------
                                            Dwight D. Goodman,
                                            Chairman of the Board of Directors

Acknowledged this 30 day of July, 2002.

/s/ Morris H. Wheeler
-------------------------
Morris H. Wheeler